EXHIBIT 10.7
                         RECKSON ASSOCIATES REALTY CORP.
                     SUPPLEMENT TO THE AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                       RECKSON OPERATING PARTNERSHIP, L.P.
                                  ESTABLISHING
                      SERIES E PREFERRED PARTNERSHIP UNITS
                                       OF
                          LIMITED PARTNERSHIP INTEREST

     In accordance with Sections 4.2 and 14.1 B(3) of the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, as amended on December 6, 1995, April 13, 1998, June 30, 1998 and May 24, 1999 (the
"Partnership Agreement"), the Partnership Agreement is hereby supplemented to establish a series of up to 6,000,000 preferred units of limited partnership interest of Reckson Operating Partnership, L.P. (the "Partnership") which shall be designated "Series E Preferred Units" having the rights, preferences, powers, privileges and restrictions, qualifications and limitations granted to or imposed upon the Series B Convertible Cumulative Preferred Stock issued by Reckson Associates Realty Corp. (the "Company" or "Corporation") (the "Series B Preferred Stock") as set forth below and which shall be issued to the Company. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Partnership Agreement.

     WHEREAS, the Company, the Partnership, Stichting Pensioenfonds ABP, The Travelers Insurance Company, The Travelers Life and Annuity Company, The Standard Fire Insurance Company and Travelers Casualty and Surety Company (the "Initial Purchasers") executed a purchase agreement on May 27, 1999;

     WHEREAS, on this date the Company is issuing 6,000,000 shares of Series B Preferred Stock pursuant to the Articles Supplementary of the Company, as filed with the Maryland State Department of Assessments and Taxation on May 28, 1999 (the "Articles Supplementary");

     WHEREAS, on this date the Company is making a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of the Series B Preferred Stock; and

     WHEREAS, pursuant to Section 4.2 of the Partnership Agreement, the Partnership desires to issue additional Partnership Units to the Company with substantially similar designations, preferences and other rights to the Series B Preferred Stock.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Issuance of Series E Preferred Units

     Pursuant  to Section  4.2 of the  Partnership  Agreement,  the  Partnership
hereby  issues  6,000,000  additional   Partnership  Interests  (the  "Series  E
Preferred Units") to the Company. The Series E Preferred Units will have substantially the same designations, preferences and other rights of the Series B Preferred Stock, as specified in this amendment and in Exhibit I hereto. In consideration for the issuance of the Series E Preferred Units, the Company has made a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of the Series B Preferred Stock.

     Section 2. Amendment to Partnership Agreement

     Pursuant to Section 14.1.B(3) of the Partnership Agreement, the General Partner, as general partner of the Partnership and as attorney-in-fact for its Limited Partners, hereby amends the Partnership Agreement as follows:

     (a) Article 1 of the Partnership Agreement is hereby amended by adding the following definition of "Series E Preferred Units":

     "Series E Preferred Units" means the units of limited partnership interest issued to the Company on June 2, 1999, in connection with the issuance of the Series B Preferred Stock by the Company.

     Section 3. Continuation of Partnership Agreement

     The Partnership Agreement and this Amendment shall be read together and shall have the same force and effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Supplement to the Partnership Agreement as of the 2nd day of June, 1999.

                           GENERAL PARTNER:

                           RECKSON ASSOCIATES REALTY CORP.


                           By:_____________________________________
                                 Name:
                                 Title:

                           EXISTING LIMITED PARTNERS:

                           By:   Reckson Associates Realty Corp.,
                                 as Attorney-in-Fact for the Limited Partners


                                 By:_______________________________
                                       Name:
                                       Title:


                           Series E Preferred Unit Holder

                           RECKSON ASSOCIATES REALTY CORP.


                           By:_____________________________________
                                 Name:
                                 Title:

                                   EXHIBIT I

                       RECKSON OPERATING PARTNERSHIP, L.P.
                 DESIGNATION OF THE VOTING POWERS, DESIGNATIONS,
                    PREFERENCES AND RELATIVE, PARTICIPATING,
                      OPTIONAL OR OTHER SPECIAL RIGHTS AND
                   QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS
                   OF THE SERIES E PREFERRED PARTNERSHIP UNITS

     The following are the terms of the Series E Preferred Partnership Units established pursuant to this Amendment:

     (1) Number. The maximum number of authorized Series E Preferred Partnership Units (the "Series E Preferred Units") shall be 6,000,000.

     (2) Rank. The Series E Preferred Units will, with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Partnership, rank: (a) senior to all classes or series of common units of the Partnership ("Common Units") and to all equity securities issued by the Partnership the terms of which provide that such equity securities shall rank junior to such Series E Preferred Units; (b) on a parity with all equity securities issued by the Partnership other than those referred to in clauses (a) and (c); and (c) junior to all equity securities issued by the Partnership that rank senior to the Series E Preferred Units in accordance with Section 6(d). The term "equity securities" shall not include convertible debt securities.

     (3) Distributions.

     (a) For any quarterly period, holders of Series E Preferred Units shall be entitled to receive, if, when and as authorized by the General Partner, out of funds legally available for the payment of distributions, cumulative cash distributions in an amount per unit equal to (i) in the case of the period from and including the date of original issue to but excluding April 30, 2000, 7.85% per annum of the liquidation preference per unit (equivalent to $1.9625 per annum per unit), (ii) in the case of the period from and including April 30, 2000 to but excluding April 30, 2001, 8.35% per annum of the liquidation preference per unit (equivalent to $2.0875 per annum per unit) and (iii) in the case of the period from and including April 30, 2001 and thereafter until any applicable redemption or conversion, 8.85% per annum of the liquidation preference per unit (equivalent to $2.2125 per annum per unit) (the "Series E Convertible Dividend Amount"). Distributions on the Series E Preferred Units, if authorized, shall be cumulative from the date of original issue and shall be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year or, if not a Business Day, the next succeeding Business Day, commencing July 31, 1999 (each, a "Distribution Payment Date"). Any distribution payable on the Series E Preferred Units for a partial distribution period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions will be payable to holders of record of Series E Preferred Units as it appears in the records of the Partnership at the close of business on the applicable record date, which shall be such date designated by the General Partner for the payment of distributions that is not more than 30 nor less than 10 days prior to such Distribution Payment Date (each, a "Distribution Payment Record Date").

     (b) No distributions on the Series E Preferred Units shall be authorized by the General Partner or be paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law.

     (c) Distributions on the Series E Preferred Units will accumulate whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accumulated but unpaid distributions on the Series E Preferred Units will not bear interest and holders of the Series E Preferred Units will not be entitled to any distributions in excess of full cumulative distributions as described above.

     (d) No full distributions will be authorized or paid or set apart for payment on any equity securities of the Partnership ranking, as to distributions, on a parity with or junior to the Series E Preferred Units for any period unless full distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof is set apart for such payment on the Series E Preferred Units for all past distribution periods and the then current distribution period. When distributions are not paid in full or a sum sufficient for such full payment is not so set apart upon the Series E Preferred Units and the other equity securities of the Partnership ranking on a parity as to distributions with the Series E Preferred Units, all distributions authorized upon the Series E Preferred Units and any other equity securities of the Partnership ranking on a parity as to distributions with the Series E Preferred Units shall be authorized pro rata so that the amount of distributions authorized per Series E Unit and such other equity securities shall in all cases bear to each other the same ratio that accumulated distributions per Series E Unit and such other equity securities (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such equity securities do not have cumulative distributions) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Series E Preferred Units which may be in arrears.

     (e) Except as provided in Section 3(d), unless full distributions on the Series E Preferred Units have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof is set apart for payment for all past distribution periods and the then current distribution period, no distributions (other than in common units or other equity securities of the Partnership ranking junior to the Series E Preferred Units as to distributions and upon liquidation) shall be authorized or paid or set aside for payment or other distribution shall be authorized or made upon the Common Units or any other equity securities of the Partnership ranking junior to or on a parity with the Series E Preferred Units as to distributions or upon liquidation, nor shall any Common Units or any other equity securities of the Partnership ranking junior to or on a parity with the Series E Preferred Units as to distributions or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such units) by the Partnership (except (1) by conversion into or exchange for other units of the Partnership ranking junior to the Series E Preferred Units as to distributions and upon liquidation or (2) redemptions for the purpose of preserving the Company's status as a real estate investment trust (a "REIT") under the Code).

     (f) Any distribution payment made on Series E Preferred Units shall first be credited against the earliest accumulated but unpaid distribution due with respect to such units which remains payable.

     (4) Liquidation Preference.

     (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership (referred to herein as a "liquidation"), the holders of the Series E Preferred Units will be entitled to be paid out of the assets of the Partnership legally available for distribution to its unitholders liquidating distributions, in cash or property at its fair market value as determined by the General Partner, in the amount of a liquidation preference of $25.00 per unit, plus an amount equal to any accumulated and unpaid distributions to the date of such liquidation, before any distribution or payment is made to holders of Common Units or any other equity securities of the Partnership ranking junior to the Series E Preferred Units as to the distribution of assets upon a liquidation. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series E Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

     (b) In the event that, upon any liquidation of the Partnership, the available assets of the Partnership are insufficient to pay the amount of the liquidating distributions on all outstanding Series E Preferred Units and the corresponding amounts payable on all other equity securities of the Partnership ranking on a parity with Series E Preferred Units in the distribution of assets upon a liquidation, then the holders of Series E Preferred Units and all other such equity securities shall share ratably in any such distribution of assets in proportion to the full liquidating distributions per unit to which they would otherwise be respectively entitled.

     (c) The consolidation or merger of the Partnership with or into any other entity, or the merger of another entity with or into the Partnership, or a statutory unit exchange by the Partnership, or the sale, lease or conveyance of all or substantially all of the property or business of the Partnership, shall not be deemed to constitute a liquidation of the Partnership.

     (d) The liquidation preference of the outstanding Series E Preferred Units will not be added to the liabilities of the Partnership for the purpose of determining whether under the Delaware Revised Uniform Limited Partnership Act a distribution may be made to unitholders of the Partnership whose preferential rights upon dissolution of the Partnership are junior to those of holders of Series E Preferred Units. This section 4(d) shall be without prejudice to the provisions of Sections 3(a) and 4(a) hereof.

     (5) Redemption.

     (a) The Partnership shall redeem the Series E Preferred Units, in such a number and at such time as Series B Preferred Stock is redeemed by the Company, at a redemption price per share in cash equal to (i) in the case of a redemption from and including March 2, 2002 to and including June 2, 2003, an amount that provides an annual rate of return in respect of such unit of 15% calculated based on the timing and amount of all payments (including all distributions other than liquidated damages) made to and including the date of redemption, relative to the liquidation preference thereof, (ii) in the case of a redemption from and including June 2, 2003 to and including June 2, 2004, $25.50 and (iii) in the case of a redemption from and including June 2, 2004 and thereafter, $25.00, plus, in each case, all accumulated and unpaid distributions thereon to the date of redemption (the "Cash Redemption Right").

     In addition to the Cash Redemption Right, on or after March 2, 2002, the Partnership shall redeem the Series E Preferred Units in exchange for Common Units, in such a number and at such time as Series B Preferred Stock is redeemed by the Company in exchange for shares of the Company's Common Stock pursuant to
Section 5 of the Articles Supplementary establishing the Series B Preferred Stock (the "Stock Redemption Right").

     (b) At its election, the Company may require that the Partnership, prior to the Series E Unit Redemption Date, deliver the redemption price to the Company so that the Company may irrevocably deposit the redemption price (including accumulated and unpaid distributions) of the Series B Preferred Stock it has called for redemption in trust for the holders thereof with a bank or trust company. Any monies so deposited which remain unclaimed by the holders of the Series B Preferred Stock at the end of two years after the Series E Unit Redemption Date will be returned by such bank or trust company to the Company and the Company shall promptly deliver such funds to the Partnership.

     (c) From and after the Series E Unit Redemption Date (unless the Partnership defaults in payment of the redemption price), all distributions on the Series E Preferred Units subject to such redemption will cease to accumulate and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accumulated and unpaid distributions to the Series E Unit Redemption Date), will cease and terminate and such units will not thereafter be transferred (except with the consent of the Partnership) on the Partnership's records, and such units shall not be deemed to be outstanding for any purpose whatsoever.

     (d) Unless full distributions on all Series E Preferred Units shall have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof is set apart for payment for all past distribution periods and the then current distribution period, no Series E Preferred Units shall be redeemed unless all outstanding Series E Preferred Units are simultaneously redeemed; provided, however, that the foregoing shall not prevent the redemption of Series E Preferred Units (i) in order to preserve the REIT status of the Company or (ii) pursuant to a purchase or exchange offer made by the Company with respect to shares of the Series B Preferred Stock on the same terms to holders of all outstanding shares of Series B Preferred Stock.

     (e) Unless full distributions on all Series E Preferred Units have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof is set apart for payment for all past distribution periods and the then current distribution period, the Partnership shall not purchase or otherwise acquire, directly or indirectly, any Series E Preferred Units (except by conversion into or exchange for equity securities of the Partnership ranking junior to the Series E Preferred Units as to distributions and upon liquidation); provided, however, that the foregoing shall not prevent the redemption of Series E Preferred Units (i) in order to preserve the REIT status of the Company or (ii) pursuant to a purchase or exchange offer made by the Company with respect to shares of the Series B Preferred Stock on the same terms to holders of all outstanding shares of Series B Preferred Stock.

     (f) Immediately prior to any redemption of Series E Preferred Units, the Partnership shall pay, in cash, any accumulated and unpaid distributions to the Series E Unit Redemption Date, unless such Series E Unit Redemption Date falls after a Distribution Payment Record Date and on or prior to the corresponding Distribution Payment Date, in which case each holder of Series E Preferred Units at the close of business on such Distribution Payment Record Date shall be entitled to the distribution payable on such units on the corresponding Distribution Payment Date notwithstanding the redemption of such units on or prior to such Distribution Payment Date. Except as provided above, the Partnership will make no payment or allowance for unpaid distributions, whether or not in arrears, on Series E Preferred Units for which a notice of redemption has been given.

     (g) Any Series E Preferred Units that have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Units, without designation as to series, until such units are once more designated as part of a particular series by the General Partner.

     (h) No fractional Common Units will be issued upon redemption of Series E Preferred Units pursuant to the Partnership's Stock Redemption Right. Instead of any fractional interest in a Common Unit that would otherwise be deliverable upon the redemption of Series E Preferred Units, the Partnership will pay to the holder of such Series E Preferred Units an amount in cash in respect of such fractional interest (computed to the nearest cent) based upon the Current Market Price of Common Units on the Trading Day immediately preceding the Series E Redemption Date. If more than one Series E Unit shall be surrendered for redemption at one time by the same holder, the number of full shares of Common Units issuable upon redemption thereof shall be computed on the basis of the aggregate number of Series E Preferred Units so surrendered.

     (i) The Series E Preferred Units will not have a stated maturity date and will not be subject to any sinking fund or mandatory redemption provisions.

     (6) Voting Rights.

     (a) Holders of the Series E Preferred Units will not have any voting rights, except as set forth below. In any matter in which the Series E Preferred Units are entitled to vote, including any action by written consent, each Series E Unit shall be entitled to one vote.

     (b) So long as any Series E Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote or consent of the holders of record of at least two-thirds of the outstanding Series E Preferred Units given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any equity securities ranking senior to the Series E Preferred Units with respect to payment of distributions or the distribution of assets upon a liquidation of the Partnership or reclassify any authorized units of the Partnership into any such equity securities, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such unit or (ii) amend, alter or repeal the provisions of the Partnership Agreement, whether by merger, consolidation or otherwise (an "Event"), so as to materially and adversely affect any right, preference, privilege or voting power of the Series E Preferred Units or the holders thereof; provided, however, that the holders of the Series E Preferred Units shall not be entitled to any voting rights in connection with an Event if as a result of such Event (a) Series E Preferred Units remain outstanding with the terms thereof materially unchanged or (b) the Partnership is not the surviving entity but the surviving entity issues to the holders of the Series E Preferred Units the same number of units of a separate class of preferred units with rights, preferences, privileges and voting powers that are materially unchanged from the preferences, rights, privileges and other terms of the Series E Preferred Units; and provided, further, that (x) any increase in the amount of the authorized Series E Preferred Units or the creation or issuance of any other series of Preferred Units or (y) any increase in the amount of authorized units of such series, in each case ranking on a parity with or junior to the Series E Preferred Units with respect to payment of distributions or the distribution of assets upon a liquidation of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

     (c) The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series E Preferred Units shall have been converted, redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

     (7) Conversion.

     (a) Subject to Section 8, Series E Preferred Units will be convertible at any time, at the option of the holders thereof, into Common Units at a conversion price of $26.05 per Common Unit (equivalent to a conversion rate of
 .9597 Common Units for each Series E Unit), subject to adjustment as described below (the "Conversion Price"); provided, however, that the right to convert Series E Preferred Units called for redemption will terminate at the close of business on the fifth Business Day prior to the Series E Unit Redemption Date.

     (b) Unless the units issuable on conversion are to be issued in the same name as the name in which such Series E Preferred Units are registered, in which case the Partnership shall bear the related taxes, each unit surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Partnership, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Partnership demonstrating that such taxes have been paid or that such taxes are not due).

     (c) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice (and if applicable, payment of an amount equal to the distribution payable on such units) is received by the Partnership as aforesaid, and the person or persons in whose name or names that the Common Units shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the units represented thereby at such time on such date, and such conversion shall be at the Conversion Price in effect at such time and on such date unless the records of the Partnership shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such records are open, but such conversion shall be at the Conversion Price in effect on the date on which such notice is received by the Partnership.

     (d) Holders of Series E Preferred Units at the close of business on a Distribution Payment Record Date shall be entitled to receive the distribution payable on such units on the corresponding Distribution Payment Date notwithstanding the conversion of such units following such Distribution Payment Record Date and prior to such Distribution Payment Date. A holder of Series E Preferred Units on a Distribution Payment Record Date who (or whose transferee) tenders any such units for conversion into Common Units on such Distribution Payment Date shall receive the distribution payable by the Partnership on such Series E Preferred Units on such date, and the converting holder need not include payment of the amount of such distribution upon the conversion of the Series E Preferred Units. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on converted units or for distribution on the Common Units that are issued upon such conversion.

     Any fractional interest in respect of a Common Unit arising upon conversion in accordance with the terms of this Section 7 shall be settled as provided in
Section 7(e).

     (e) No fractional Common Units shall be issued upon conversion of Series E Preferred Units. Instead of any fractional Common Unit that would otherwise be issuable upon the conversion of a Series E Unit, the Partnership shall pay to the holder of such unit an amount in cash in respect of such fractional interest based upon the Current Market Price of a Common Unit on the Trading Day immediately preceding the date of conversion. If more than one Series E Unit shall be surrendered for conversion at one time by the same holder, the number of full Common Units issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series E Preferred Units so surrendered.

     (f) The Conversion Price shall be adjusted from time to time as follows:

          (i) If the Partnership shall after the date on which Series E Preferred Units are first issued (the "Issue Date") (A) pay or make a distribution in Common Units to holders of its equity securities,
     (B) subdivide its outstanding  Common Units into a greater number of units,
     (C) combine its outstanding  Common Units into a smaller number of units or
     (D) issue any equity securities by reclassification of its Common Units, then the Conversion Price in effect at the opening of business on the day following the record date for the determination of unitholders entitled to receive such distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series E Unit thereafter surrendered for conversion shall be entitled to receive the number of Common Units that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such units been converted immediately prior to the record date in the case of a distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subsection (i) shall become effective immediately after the opening of business on the day following such record date (except as provided in Section 7(i)) in the case of a distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

          (ii) If the Partnership shall issue after the Issue Date rights, options or warrants to all holders of Common Units entitling them to subscribe for or purchase Common Units (or securities convertible into or exchangeable for Common Units) at a price per unit less than the Fair Market Value per Common Unit on the record date for the determination of unitholders entitled to receive such rights, options or warrants, then the Conversion Price in effect at the opening of business on the day following such record date shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the opening of business on the day following the record date for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of Common Units outstanding on the close of business on the record date for such determination and (B) the number of units that the aggregate proceeds to the Partnership from the exercise of such rights, options or warrants for Common Units would purchase at such Fair Market Value, and the denominator of which shall be the sum of (A) the number of Common Units outstanding on the close of business on the record date for such determination and (B) the number of additional Common Units offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately after the opening of business on the day following such record date (except as provided in
     Section 7(i)). In determining whether any rights, options or warrants entitle the holders of Common Units to subscribe for or purchase Common Units at less than the Fair Market Value, there shall be taken into account any consideration received by the Partnership upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the General Partner.

          (iii) If the Partnership shall distribute to all holders of its Common Units any equity securities of the Partnership (other than Common Units) or evidences of its indebtedness or assets (excluding Permitted Common Unit Cash Distributions and those rights, options and warrants referred to in and treated under subsection (ii) above), then the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the record date for the determination of unitholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per Common Unit on the record date for such determination less the then fair market value (as determined by the General Partner, whose determination shall be conclusive) of the portion of the equity securities, evidences of indebtedness or assets so distributed applicable to one

     Common Unit, and the denominator of which shall be the Fair Market Value per Common Unit on the record date for such determination. Such adjustment shall become effective immediately at the opening of business on the day following such record date (except as provided in Section 7(i)). For the purposes of this subsection (iii), the distribution of equity securities, evidences of indebtedness or assets which are distributed not only to the holders of Common Units on the record date for the determination of unitholders entitled to such distribution, but also are distributed with each Common Unit delivered to a person converting a Series E Unit after such record date, shall not require an adjustment of the Conversion Price pursuant to this subsection (iii), provided that on the date, if any, on which a person converting a Series E Unit would no longer be entitled to receive such equity securities, evidences of indebtedness or assets with a Common Unit (other than as a result of the termination of all such equity securities, evidences of indebtedness or assets), a distribution of such equity securities, evidences of indebtedness or assets shall be deemed to have occurred and the Conversion Price shall be adjusted as provided in this subsection (iii) (and such day shall be deemed to be "the record date for the determination of the unitholders entitled to receive such distribution" within the meaning of the two preceding sentences).

          (iv) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments that by reason of this subsection (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 7 (other than this subsection (iv)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Units. Notwithstanding any other provisions of this Section 7, the Partnership shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Units pursuant to any plan providing for the reinvestment of distributions or interest payable on securities of the Partnership and the investment of additional optional amounts in Common Units under such plan. All calculations under this Section 7 shall be made to the nearest cent with ($.005 being rounded upward) or to the nearest one-tenth of a unit (with .05 of a unit being rounded upward), as the case may be. Anything in this subsection (f) to the contrary notwithstanding, the Partnership shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this subsection (f), as it in its discretion shall determine to be advisable in order that any unit distributions, subdivision, reclassification or combination of units, distribution of rights, options or warrants to purchase units or securities, or a distribution of other assets (other than cash distributions) hereafter made by the Partnership to its unitholders shall not be taxable.

     (g) Except as otherwise provided for in Section7(f), if the Partnership shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory unit exchange, tender offer for all or substantially all of the Common Units or sale of all or substantially all of the Partnership's assets), in each case as a result of which Common Units shall be converted into the right to receive units, stock, securities or other property (including cash or any combination thereof (each of the foregoing being referred to herein as a "Transaction")), each Series E Unit, if convertible after the consummation of the Transaction, which is not converted into the right to receive units, stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of units, stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Units into which one Series E Unit was convertible immediately prior to such Transaction, assuming such holder of Common Units (i) is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of the election, if any, as to the kind or amount of units, stock, securities and other property (including cash or any combination thereof) receivable upon such Transaction (each, a "Non-Electing Unit") (provided that if the kind and amount of units, stock, securities and other property (including cash or any combination thereof) receivable upon consummation of such Transaction is not the same for each Non-Electing Unit, the kind and amount receivable by each Non-Electing Unit shall be deemed to be the kind and amount receivable per unit by a plurality of the Non-Electing Units). The Partnership shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this subsection (g), and it shall not consent or agree to the occurrence of any Transaction until the Partnership has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series E Preferred Units that will contain provisions enabling holders of Series E Preferred Units that remain outstanding after such Transaction to convert into the consideration received by holders of Common Units at the Conversion Price in effect immediately prior to such Transaction. The provisions of this subsection (g) shall similarly apply to successive Transactions.

     (h) If:

          (i) the Partnership shall declare a distribution on the Common Units (other than Permitted Common Unit Cash Distributions) or there shall be a reclassification, subdivision or combination of the Common Units; or

          (ii) the Partnership shall grant to the holders of the Common Units rights, options or warrants to subscribe for or purchase Common Units at less than Fair Market Value; or

          (iii) the Partnership shall enter into a Transaction; or

          (iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Partnership,

     then the Partnership shall notify the Company and shall cause to be mailed to holders of Series E Preferred Units at their addresses as shown on the records of the Partnership, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating
     (A) the date on which a record is to be taken for the purpose of such distribution or rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Units of record to be entitled to such distribution or rights, options or warrants are to be determined or (B) the date on which such reclassification, subdivision, combination, Transaction or liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Units of record shall be entitled to exchange their Common Units for securities or other property, if any, deliverable upon such reclassification, subdivision, combination, Transaction or liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

     (i) In any case in which Section 7(f) provides that an adjustment shall become effective on the day following the record date for an event, the Partnership may defer until the occurrence of such event (A) issuing to the holder of any Series E Unit converted after such record date and before the occurrence of such event the additional Common Units issuable upon such conversion by reason of the adjustment required by such event over and above the Common Units issuable upon such conversion before giving effect to such adjustment and (B) fractionalizing any Series E Unit and/or paying to such holder any amount of cash in lieu of any fraction pursuant to Section 7(e).

     (j) There shall be no adjustment of the Conversion Price in case of the issuance of any equity securities of the Partnership in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action or transaction would require adjustment of the Conversion Price pursuant to more than one subsection of Section 7(f), only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

     (k) If the Partnership shall take any action affecting the Common Units, other than action described in this Section 7, that in the opinion of the General Partner would materially adversely affect the conversion rights of the holders of the Series E Preferred Units, the Conversion Price for the Series E Preferred Units may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Officers of the Partnership, in their sole discretion, may determine to be equitable in the circumstances.

     (l) The Partnership shall at all times reserve and keep available, free from preemptive rights, for the purpose of effecting conversion of the Series E Preferred Units, the full number of Common Units deliverable upon the conversion of all outstanding Series E Preferred Units not theretofore converted.

     (m) The Partnership will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Units or other securities or property on conversion of the Series E Preferred Units pursuant hereto; provided, however, that the Partnership shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Units or other securities or property in a name other than that of the record holder of the Series E Preferred Units to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Partnership the amount of any such tax or established, to the reasonable satisfaction of the Partnership, that such tax has been paid.

     (8) Ownership Limitations.

     The Series E Preferred Units shall be owned and held solely by the General Partner.

     (9) General.

     The rights of the General Partner, in its capacity as holder of the Series E Preferred Units, are in addition to and not in limitation on any other rights or authority of the General Partner, in any other capacity, under the Partnership Agreement. In addition, nothing contained herein shall be deemed to limit or otherwise restrict any rights or authority of the General Partner under the Partnership Agreement, other than in its capacity as the holder of the Series E Preferred Units.

     (10) Definitions.

     "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Current Market Price" of any equity security of the Company or the Partnership or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on the Nasdaq National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the General Partner; provided however, that the Current Market Price for the Common Units shall be deemed to be the Current Market Price of the Company's Common Stock, par value $0.01 per share, multiplied by the applicable Conversion Factor.

     "Fair Market Value" shall mean the average of the daily Current Market Prices per share of the Company's Common Stock during the ten consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex-date" with respect to the issuance or distribution requiring such computation. The term "ex-date," when used with respect to any issuance or distribution, means the first day on which the shares of the Company's Common Stock trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, for purposes of determining that day's Current Market Price.

     "Market Price" as to any date shall mean the average of the last sales price reported on the NYSE of the Company's Common Stock, on the ten trading days immediately preceding the relevant date, or if not then traded on the NYSE, the average of the last reported sales price of the Company's Class B Common Stock on the ten trading days immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if not then traded over any exchange or quotation system, then the market price of the Company's Common Stock on the relevant date as determined in good faith by the General Partner.

     "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; but does not include an underwriter which participates in a public offering of the Series E Preferred Units or any interest therein, provided that such ownership by such underwriter would not result in the Partnership being "closely held" within the meaning of Section 856(h) of the Code.

     "Set apart for payment" shall be deemed to include, without any further action, the following: the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to an authorization of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of units of the Partnership.

     "Trading Day" shall mean any day on which the securities in question are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such securities are not quoted on the Nasdaq National Market, on the applicable securities market in which the securities are traded.